Proxy Statement Pursuant to Section 14(a) of the
       Securities Exchange Act of 1934

Filed by the registrant [x]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]          Preliminary proxy statement
[x]          Definitive proxy statement
[ ]          Definitive additional materials
[ ]          Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

               INTERWEST BANCORP, INC.
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(Name of Registrant as Specified in Its Charter)

               INTERWEST BANCORP, INC.
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        (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[x]        No fee required.
[ ]        Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
           0-11.

(1)        Title of each class of securities to which transaction applies:
                              N/A
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(2)        Aggregate number of securities to which transactions applies:
                              N/A
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(3)        Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                              N/A
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(4)        Proposed maximum aggregate value of transaction:
                              N/A
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[ ]          Check box if any part of the fee is offset as provided by
             Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)        Amount previously paid:
                             N/A
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(2)        Form, schedule or registration statement no.:
                             N/A
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(3)        Filing party:
                             N/A
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(4)        Date filed:
                             N/A
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

       December 17, 1996

Dear Shareholder:

           You are cordially invited to attend the Annual Meeting of Shareholders of InterWest Bancorp, Inc., to be held at the Elks Club, 155 Northeast Ernst Street, Oak Harbor, Washington, on Tuesday, January 21, 1997, at 2:00 p.m., local time.

           The Notice of Annual Meeting of Shareholders and Proxy Statement on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and Officers of the Company, as well as a representative of Ernst & Young LLP, the Company's independent auditors, will be present to respond to any questions our shareholders may have.

           Please sign, date and return the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

           We look forward to seeing you at the meeting.

             Sincerely,                       Sincerely,




         Barney R. Beeksma                  Stephen M. Walden
         Chairman of the Board              President and Chief
                                            Executive Officer

               INTERWEST BANCORP, INC.
              275 Southeast Pioneer Way
            Oak Harbor, Washington 98277
                    (360) 679-4181

----------------------------------------------------------------------------
         NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
           To Be Held on January 21, 1997
----------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Shareholders of InterWest Bancorp, Inc. ("Company") will be held at the Elks Club, 155 Northeast Ernst Street, Oak Harbor, Washington, on Tuesday, January 21, 1997, at 2:00 p.m., local time, for the following purposes:

           (1) To elect four directors to three-year terms and one director to a two-year term;

           (2) To approve the adoption of the Company's 1996 Outside Directors Stock Options-for-Fees Plan; and

           (3) To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

           NOTE: The Board of Directors is not aware of any other business to come before the meeting.

           Any action may be taken on the foregoing proposals at the meeting on the date specified above or on any date or dates to which, by original or later adjournment, the meeting may be adjourned. Shareholders of record at the close of business on December 5, 1996, are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

           You are requested to complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                           BY ORDER OF THE BOARD OF DIRECTORS


                           MARGARET MORDHORST
                           SECRETARY

Oak Harbor, Washington
December 17, 1996

----------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
----------------------------------------------------------------------------

----------------------------------------------------------------------------
                     PROXY STATEMENT
                           OF
                  INTERWEST BANCORP, INC.
                 275 Southeast Pioneer Way
               Oak Harbor, Washington  98277
                     (360) 679-4181
----------------------------------------------------------------------------
              ANNUAL MEETING OF SHAREHOLDERS
                   January 21, 1997
----------------------------------------------------------------------------

           This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of InterWest Bancorp, Inc. ("Company"), the holding company for InterWest Bank ("Bank"), to be used at the 1997 Annual Meeting of Shareholders of the Company. The Annual Meeting will be held at the Elks Club, 155 Northeast Ernst Street, Oak Harbor, Washington on January 21, 1997, at 2:00 p.m., local time. This Proxy Statement and the enclosed proxy card are being first mailed to shareholders on or about December 17, 1996.

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              VOTING AND PROXY PROCEDURE
----------------------------------------------------------------------------

           Shareholders of record as of the close of business on December 5, 1996 are entitled to one vote for each share of common stock ("Common Stock") of the Company then held. As of December 5, 1996, the Company had 8,005,742 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining the existence of a quorum. Broker non-votes will not be considered shares present and will not be included in determining whether a quorum is present.

           The Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where no instructions are indicated, proxies will be voted FOR the nominees for directors set forth below and FOR adoption of the 1996 Outside Directors Stock Options-for-Fees Plan. If a shareholder attends the Annual Meeting, he or she may vote by ballot.

          Shareholders who execute proxies retain the right to revoke them at any time. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company or by filing a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting. Attendance at the Annual Meeting will not automatically revoke a proxy, but a shareholder in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

           If a shareholder is a participant in InterWest Bank's Employee Stock Ownership Plan (the "ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant's plan account. Each participant in the ESOP may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted. Unallocated shares of Common Stock held by the ESOP and allocated shares for which no voting instructions are received will be voted by the trustees.

           The directors to be elected at the Annual Meeting will be elected by a plurality of the votes cast by shareholders present in person or by proxy and entitled to vote. Shareholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because directors will be elected by a plurality of votes cast. With respect to the proposal to approve the 1996 Outside Directors Stock Option-for-Fees Plan, shareholders may vote for the proposal, against the proposal or may abstain from voting. Adoption of the 1996 Outside Directors Stock Option-for-Fees Plan will require the affirmative vote of a majority of shares of Common Stock present or represented and entitled to vote at the Annual Meeting. Abstentions will be counted as present and will have the effect of a vote against the proposal. Broker non-votes will not be treated as entitled to vote and will have no effect on the outcome.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
----------------------------------------------------------------------------

           Persons and groups who beneficially own in excess of five percent of the Company's Common Stock are required to file certain reports disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based on such reports, management knows of no person who owned more than five percent of the outstanding shares of Common Stock at December 5, 1996. The following table sets forth, as of December 5, 1996, information as to the shares of the Common Stock beneficially owned by each director, by the Chief Executive Officer of the Company, by the Company's executive officers who received salaries and bonuses in excess of $100,000 during the year ended September 30, 1996 ("named executive officers") and by all executive officers and directors of the Company as a group.

                  Number of Shares               Percent of Shares
Name              Beneficially Owned (1)         Outstanding
--------------    ----------------------      ------------------
Directors
Barney R. Beeksma         259,906                    3.3%
Gary M. Bolyard            67,301                      *
Larry Carlson              67,722                      *
Michael T. Crawford         6,000                      *
Jean Gorton                 6,800                      *
Henry Koetje              113,965                    1.4
C. Stephen Lewis           18,375                      *
Clark H. Mock               3,000                      *
Russel E. Olson             6,564                      *
Vern Sims                 182,900                    2.3

Named Executive Officers
Stephen M. Walden**       201,754                    2.5
Clark W. Donnell           86,697                    1.1
Kenneth G. Hulett          64,651                      *
H. Glenn Mouw              63,879                      *

All Executive Officers  1,149,514                   14.1
 and Directors as a
 Group (14 persons)
_______________
*    Less than 1 percent of shares outstanding.
**   Mr. Walden is also a director of the Company.
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting and/or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table possess voting and/or investment power. The amounts shown also include the following amounts of Common Stock which the indicated individuals have the right to acquire within 60 days of December 5, 1996 through the exercise of stock options
                                   -2-
     granted pursuant to the Company's stock option plans: Mr. Beeksma, 3,625; Mr. Bolyard, 14,100; Mr. Carlson, 0; Mr. Crawford, 2,500; Ms. Gorton, 2,875; Mr. Koetje, 0; Mr. Lewis, 2,875; Mr. Mock, 2,000; Mr. Olson, 2,875; Mr. Sims, 0; Mr. Walden, 41,400; Mr. Donnell, 28,175; Mr. Hulett, 28,175; Mr. Mouw, 28,175; and all executive officers and directors as a group, 156,775. Shares held in accounts under the Bank's ESOP, as to which the holders have voting power but not investment power, are also included as follows: Mr. Beeksma, 39,428 shares; Mr. Walden, 26,513 shares; Mr. Donnell, 10,449 shares; Mr. Hulett, 10,838 shares; Mr. Mouw, 12,426 shares; and all executive officers and directors as a group, 99,654 shares.

----------------------------------------------------------------------------
              PROPOSAL I - ELECTION OF DIRECTORS
----------------------------------------------------------------------------

           The Company's Board of Directors is currently composed of eleven members. The Company's bylaws provide that directors will be elected for three-year staggered terms with approximately one third of the directors elected each year. At the Annual Meeting, four directors will be elected to the class of directors whose terms end in 2000, and one director will be elected to the class of directors whose terms end in 1999. Barney R. Beeksma, Larry Carlson, C. Stephen Lewis and Russel E. Olson, all of whom are presently serving as directors of the Company, have been nominated for election to the term ending in 2000. Gary M. Bolyard has been nominated by the Board of Directors for election to the class of directors whose terms end in 1999. Messrs. Bolyard and Carlson were elected as directors by the Board of Directors in August of 1996 in connection with the Company's acquisition of Central Bancorporation. To satisfy the requirement that the classes of directors be as nearly as equal as possible, Mr. Bolyard has agreed to stand for election for a two year term ending in 1999.

           It is intended that the proxies solicited by the Board of Directors will be voted for the election of the above named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time the Board of Directors knows of no reason why the nominees might be unavailable to serve.

           The Board of Directors recommends a vote "FOR" the election of Messrs. Beeksma, Bolyard, Carlson, Lewis and Olson.

           The following table sets forth certain information regarding the nominees for election at the Annual Meeting, as well as information regarding those directors continuing in office after the Annual Meeting.
                                    Year First
                                    Elected         Term to
 Name                   Age         Director(1)     Expire
---------------------  -----       ------------    ----------
BOARD NOMINEES
Barney R. Beeksma        64             1974         2000(2)
Gary M. Bolyard          60             1996         1999(2)
Larry Carlson            64             1996         2000(2)
C. Stephen Lewis         54             1988         2000(2)
Russel E. Olson          65             1988         2000(2)

                   (footnotes on following page)

                                    Year First
                                    Elected         Term to
 Name                   Age         Director(1)     Expire
--------------------  -----       ------------    ----------
                  DIRECTORS CONTINUING IN OFFICE

Michael T. Crawford     58             1994           1998
Jean Gorton             62             1991           1998
Henry Koetje            73             1957           1999
Clark H. Mock           60             1993           1999
Vern Sims               71             1976           1998
Stephen M. Walden       53             1988           1999
_______________
(1)        Includes service on the Board of Directors of the Bank.
(2)        Assuming the individual is re-elected.

           The present principal occupation and other business experience during the last five years of each nominee for election and each director continuing in office is set forth below:

           BARNEY R. BEEKSMA has been associated with the Bank since 1960.
He currently serves as the Chairman of the Board after retiring from the position of President and Chief Executive Officer of the Bank in January 1990. Mr. Beeksma served as a representative for the 10th District in the Washington State legislature from 1994 through 1996. Mr. Beeksma formerly served as a director of the Seattle Branch of the Federal Reserve Bank of San Francisco and was actively involved with the U.S. League of Savings Institutions (now America's Community Bankers) having served as Chairman of the organization from November 1988 to November 1989.

           GARY M. BOLYARD currently serves as Vice Chairman/Commercial Banking and a director of the Company and the Bank, positions he has held since August 1996. Prior to that time, Mr. Bolyard was President, Chief Executive Officer and a Director of Central Bancorporation and Central Washington Bank and a Director of North Central Washington Bank.

           LARRY CARLSON is a partner in the law firm of Carlson Drewelow & McMahon, Inc. PS, in Wenatchee, Washington. Mr. Carlson previously served on the Board of Directors of Central Bancorporation and Central Washington Bank.

           MICHAEL T. CRAWFORD is a Vice President, General Manager of Concrete Nor'West, a division of Miles Sand & Gravel Co., Inc., with which he has been associated since 1968.

           JEAN GORTON is Senior Vice President of Planning for Trillium Corporation, Bellingham, Washington, a land development and resource management firm, with which she has been associated since 1983. For 1996-1997 she is serving as a loaned executive to the College of Business and Economics at Washington State University in Pullman, Washington.

           HENRY KOETJE is a shareholder and part-time employee of Koetje Agency, Inc., an insurance and real estate agency located in Oak Harbor, Washington. Mr. Koetje is currently serving as a director and Chairman of the Board of Island Title Co. located in Oak Harbor, Washington.

           C. STEPHEN LEWIS is President and Chief Executive Officer of Weyerhaeuser Real Estate Company, a real estate construction and development subsidiary of the Weyerhaeuser Corporation with which he has been associated since 1970.
                              -4-

           CLARK H. MOCK is a management consultant in banking and real estate having retired in May 1993 as Executive Vice President and Chief Credit Officer of Seattle First National Bank. Mr. Mock's career with Seattle First National Bank covered all phases of credit administration together with the disposition of problem loans and assets.

           RUSSEL E. OLSON retired in December 1994 as Vice President of Finance and Treasurer for the Puget Sound Power & Light Company located in Bellevue, Washington, an electric company with which he had been associated for over 35 years.

           VERN SIMS is the principal owner, President and Chairman of Vern Sims Ford, Inc., a Ford dealership in Sedro-Woolley, Washington and is a part owner, President and Chairman of Honda dealerships in Mount Vernon, Wenatchee, and Bellingham, Washington.

           STEPHEN M. WALDEN is President and Chief Executive Officer of the Company and the Bank. Mr. Walden started his career at the Bank in 1966 and became Vice President in 1974, Senior Vice President in 1977, Executive Vice President in 1984, President and Chief Operating Officer in 1988 and President and Chief Executive Officer in January 1990. He became President and Chief Executive Officer of the Company upon its formation in 1995.
-----------------------------------------------------------------------------
          MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
-----------------------------------------------------------------------------

           The Boards of Directors of the Company and the Bank conduct their business through meetings of the Boards and through their committees. During the fiscal year ended September 30, 1996, the Board of Directors of the Company held 12 meetings and the Board of Directors of the Bank held 15 meetings. No director of the Company or the Bank attended fewer than 75 percent of the total meetings of the Boards and committees on which such person served during this period.

           The Board of Directors of the Company has an Audit Committee currently consisting of Messrs. Olson (Chairman), Mock, Crawford, Carlson and Ms. Gorton. The purpose of the Committee is to provide direction and oversight to the Internal Auditor and to review the examinations of the Company and the Bank by federal and state regulatory authorities and the audit by the independent auditing firm. The Audit Committee met five times during the 1996 fiscal year.

           The Board of Directors of the Company has an Executive Committee currently consisting of Messrs. Beeksma (Chairman), Sims, Koetje, Olson, Bolyard and Walden. The Committee acts as a decision-making body in lieu of the entire Board of Directors. The Executive Committee meets on an as-needed basis. The Executive Committee met four times during the year ended September 30, 1996.

           The Board of Directors has a Compensation and Stock Option Committee, consisting of Messrs. Sims (Chairman), Lewis, Koetje and Beeksma. The purpose of the Compensation and Stock Option Committee is to act as an ongoing advisory group to the Board of Directors on executive compensation policies and procedures and other compensation-related items that are corporate in nature (i.e., Bank-wide profit-sharing plans, stock option plans, benefit plans, etc.). The Committee meets annually or on an as-needed basis and met three times during the year ended September 30, 1996.

           The Board of Directors of the Company has appointed a Nominating Committee consisting of Messrs. Koetje (Chairman), Walden and Sims. The Nominating Committee is responsible for selecting nominees for election as director except that the Board of Directors shall act as a nominating committee for selecting management nominees for election as directors.
                          -5-

-----------------------------------------------------------------------------
                  DIRECTORS' COMPENSATION
-----------------------------------------------------------------------------

           Currently, each director of the Company is also a director of the Bank. Directors of the Company received no additional compensation for attendance at any meeting of the Company's Board of Directors or committees thereof during the year ended September 30, 1996. Members of the Bank's Board of Directors receive $800 for attendance at each of the first five monthly Board meetings attended in a semi-annual period, except for Mr. Beeksma and Mr. Walden who do not receive any fees for service on the Bank's Board of Directors. Directors also receive $200 for each committee meeting attended held on the day of a regular Board meeting or a special Board meeting held by telephone conference call and $400 for attendance at a special Board meeting or a committee meeting held on a day other than the day of a regular Board meeting.

-----------------------------------------------------------------------------
                   EXECUTIVE COMPENSATION
-----------------------------------------------------------------------------

           Summary Compensation Table. The following table sets forth the compensation received by the Chief Executive Officer of the Company and the named executive officers for each of the three fiscal years ended September 30, 1996. All compensation is paid by the Bank.

                                                             Long-Term
                                                           Compensation
                             Annual Compensation               Awards
                         --------------------------------  -------------
                                                            Securities
Name and                                      Other Annual  Underlying   All Other
Position             Year Salary($) Bonus($) Compensation($)Options(#) Compensation($)
-------------------- ---- --------- -------- -------------- ---------- ---------------
Stephen M. Walden     1996  273,239   74,565     22,500(1)   2,500         13,626(2)
  President and Chief 1995  163,749   73,024     22,125         --         12,000
  Executive Officer   1994  154,596   75,520     19,375         --         12,514

Clark W. Donnell      1996 162,544    34,263       --        2,500         12,847(3)
  Executive Vice      1995  98,745    31,920       --          --          10,453
  President           1994  86,502    32,006       --          --           9,480

Kenneth G. Hulett     1996 136,509    29,815       --        2,500         10,787(4)
  Executive Vice      1995  85,377    29,868       --          --           9,696
  President           1994  84,377    31,191       --          --           9,326

H. Glenn Mouw         1996 152,014    32,768       --        2,500         12,016(5)
  Executive Vice      1995  95,765    31,808       --          --          10,206
  President           1994  88,254    32,899       --          --           9,694
_____________
(1)  Includes contribution by the Bank of $1,700 to a non-qualified deferred compensation arrangement and an elective deferral contribution by Mr. Walden of $20,800.
(2)  Includes contributions to the Bank's ESOP of $8,516 and to the Bank's Salary Deferral 401(k) Plan and
     Trust ("401(k) Plan") of $5,110.
(3)  Includes contributions to the Bank's ESOP of $8,029 and to the Bank's 401(k) Plan of $4,818.
(4)  Includes contributions to the Bank's ESOP of $6,742 and to the Bank's 401(k) Plan of $4,045.
(5)  Includes contributions to the Bank's ESOP of $7,510 and to the Bank's 401(k) Plan of $4,506.

           Employment Agreements. The Bank has entered into employment contracts with Messrs. Walden, Mouw, Hulett and Donnell. The employment agreements provide for severance benefits in the event employment is terminated following a change in control of the Bank. Under these agreements, a change in control is defined generally to include a merger involving the Bank, an acquisition of the Bank by another institution or entity, a sale of substantially all of the assets of the Bank, a change in beneficial ownership of 25 percent of the Bank stock or a change in the majority of the Board of Directors. Upon a change in control, Messrs. Walden, Mouw, Hulett and Donnell shall be entitled to a position of the same or similar responsibility or authority and in the same geographical areas and total annual compensation and other benefits equal to or in excess of the total annual compensation and benefits available to the employee during the prior 12 months. The employer may terminate the agreement after a change in control, but will be obligated to pay the employee twice the employee's average annual compensation for the past five years.

           Severance Pay Agreements. The Bank entered into Severance Pay Agreements (the "Severance Agreement") with Messrs. Walden, Mouw, Hulett and Donnell to provide these employees with severance pay in the event of termination. The terms of the Severance Agreements provide the employee an amount equal to three week's total compensation for each 12 months of employment with the Bank and, as the case may be, its successors. Total severance would not, however, exceed an amount equal to an employee's total compensation during the prior 12-month period.

           Option Grants in Last Fiscal Year. The following table sets forth information concerning the grant of stock options to each of the named executive officers during the fiscal year ended September 30, 1996.

                               Individual Grants
                    ------------------------------------
                                  Percent
                    Number of     of Total
                    Securities    Options
                    Underlying   Granted to     Exercise
                     Options     Employees in   Price
     Name           Granted(1)   Fiscal Year    ($/sh)
-----------------   ----------   ------------   --------
Stephen M. Walden     2,500         4.3%        19.50

Clark W. Donnell      2,500         4.3         19.50

Kenneth G. Hulett     2,500         4.3         19.50

H. Glenn Mouw         2,500         4.3         19.50


                       Potential Realizable Value at
                    Assumed Annual Rates of Stock Price
                      Appreciation for Option Term(2)
                    ----------------------------------
                    Expiration
                       Date         5%($)       10%($)
                    ----------     ------       ------
                     12/19/05      30,659       77,695
                     12/19/05      30,659       77,695
                     12/19/05      30,659       77,695
                     12/19/05      30,659       77,695

(1) Each option granted vests at the rate of 20 percent per annum. Options will become immediately exercisable in the event of a change in control of the Company. Each option was granted under the Company's 1993 Incentive Stock Option Plan and has an exercise price equal to the fair market value of the Common Stock on the date of grant. Each of the indicated options was granted on December 19, 1995.
(2) The dollar gains under these columns result from calculations required by the Securities and Exchange Commission's rules and are not intended to forecast future price appreciation of the Common Stock of the Company. It is important to note that options have value to the listed executives only if the stock price increases above the exercise price shown in the table during the effective option period. In order for the listed executives to realize the potential values set forth in the 5% and 10% columns in the table, the price per share of the Company's Common Stock would be approximately $31.76 and $50.58, respectively, as of the expiration date of the options.
                                -7-
PAGE

           Option Exercise/Value Table. The following information with respect to options exercised during the fiscal year ended September 30, 1996, and remaining unexercised at the end of the fiscal year, is presented for the Chief Executive Officer and the named executive officers.

                       Shares
                       Acquired on     Value
   Name                Exercise (#)    Realized($)

Stephen M. Walden        2,703         $55,060
Clark W. Donnell         1,725          35,138
Kenneth G. Hulett        1,725          35,138
H. Glenn Mouw            1,725          35,138

                                    Value of Unexercised
Number of Securities                In-the-Money Options
Underlying Unexercised Options      at Fiscal Year End($)
Exercisable      Unexercisable      Exercisable   Unexercisable

41,400              7,100            $908,178       $112,952
28,175              5,950             616,446         90,964
28,175              5,950             616,446         90,964
28,175              5,950             616,446         90,964

           Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Compensation Committee and Performance Graph shall not be incorporated by reference into any such filings.

           Report of the Compensation Committee. The Compensation and Stock Option Committee of the Board of Directors is responsible for establishing and implementing all compensation policies of the Bank and its subsidiaries. The Committee is also responsible for evaluating the performance of the Chief Executive Officer of the Bank and approving an appropriate compensation level. The Chief Executive Officer evaluates the performance of the executive vice presidents of the Bank and recommends to the Compensation and Stock Option Committee individual compensation levels for approval by the Committee.

           The Committee believes that a compensation plan for executive officers should take into account management skills, long-term performance results and shareholder returns. The principles underlying compensation policies are: (i) to attract and retain key executives who are highly qualified and are vital to the long-term success of the Bank and its subsidiaries; (ii) to provide levels of compensation competitive with those offered throughout the banking industry; (iii) to motivate executives to enhance long-term shareholder value by helping them build their own ownership in the corporation; and (iv) to integrate the compensation program with the Bank's long-term strategic planning and measurement processes.

           The Bank's current compensation plan involves a combination of salary, bonuses to reward short-term performance, deferred compensation, and grants of stock options to encourage long-term performance. The salary levels of executive officers are designed to be competitive within the banking and financial services industries. The Committee annually reviews the Bank's industry peer group and the Washington Financial Industry Survey and the America's Community Banker's Survey of salaries to determine competitive salary levels. Individual annual performance is reviewed to determine appropriate salary adjustments.

           A performance bonus plan is in effect for the officers of the Bank which is designed to compensate for performance. The plan is designed to provide for bonuses of up to 60 percent of salary for the chief executive officer, up to 45 percent of salary level for executive vice presidents, up to 25 percent of salary for vice presidents, and up to 10 percent of salary for certain other officers. Approximately half of the performance bonus is based on quantifiable data such as return on average equity and the Bank's efficiency ratio. The remainder is based on subjective evaluations of performance.

           The Compensation and Stock Option Committee has awarded stock options to employees of the Bank and its subsidiaries in accordance with the provisions of the 1993
                                  -8-

PAGE

Incentive Stock Option Plan approved by the Board of Directors and the shareholders. Stock options are the Bank's primary long-range compensation program designed to reward executive performance consistent with performance that benefits shareholders. Awards of stock options are intended to provide executives with increased motivation and incentive to exert their best efforts on behalf of the company by enlarging their personal stake in its success through the opportunity to increase their stock ownership in the company. Options issued to executives are at a price equal to the average of the closing bid and ask prices of the Common Stock on the date of the grant in order to ensure that any value derived from the grant is realized by shareholders generally. The amount of options granted to an executive officer is based on the officer's performance and relative responsibilities within the Bank. Options may have a deferred vesting and will not be exercisable prior to vesting, but generally are not exercised until the end of the option period.

           During the fiscal year ended September 30, 1996, the Compensation and Stock Option Committee granted stock options totaling 58,200 shares to Bank employees.

           During the fiscal year ended September 30, 1996, the base salary of Stephen M. Walden, President and Chief Executive Officer of the Bank, was $273,239. In addition to this, he received a performance bonus of $74,565 and was credited with $36,857 in deferred compensation. This resulted in total compensation of $384,661, which represents a 48.6 percent increase from the previous year. The performance bonus was paid based on his meeting the performance criteria established by the Committee in the performance bonus plan. The Committee believes the increase in compensation is appropriate based on competitive salary surveys and the excellent performance of the Bank.

           The Compensation and Stock Option Committee also recommends to the Board of Directors the amount of fees paid for service on the Board. The Committee recommended an increase in directors' fees from $750 to $800 for attendance at each of the first five monthly Board meetings attended in a semi-annual period.

            Compensation and Stock Option Committee


                         Vern Sims (Chairman)
                         Barney R. Beeksma
                         Henry Koetje
                         C. Stephen Lewis


           Compensation Committee Interlocks and Insider Participation. Mr. Beeksma, a member of the Compensation and Stock Option Committee, was formerly President and Chief Executive Officer of the Bank. He retired from those positions in 1990. Although the Committee approved compensation paid to executive officers, the entire board of directors of the Bank sets the compensation for Mr. Beeksma as Chairman of the Board of Directors.

           Performance Graph. The following graph compares the cumulative total shareholder return on the Company's Common Stock with the cumulative total return on the Nasdaq (U.S. Companies) Index and peer groups of the SNL Thrift Index, the SNL $1-5 Billion Asset Thrift Index and the SNL Western Thrift Index. Total return assumes the reinvestment of all dividends.

            COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN *

           9/30/91   9/30/92   9/30/93  9/30/94  9/30/95 9/30/96
           -------   -------   -------  -------  ------- -------
InterWest
 Bancorp,
 Inc.        100      114        174      163      179    348
Nasdaq
 (U.S.
 Companies)
 Index       100      112        147      148      204    243
SNL Thrift
 Index       100      118        186      205      270    326
SNL $1-5
 Billion
 Thrift
 Index       100      131        220      243      323   390
SNL Western
 Thrift
 Index       100       90        124      119      153   187

* Assumes that the value of the investment in the Company's Common Stock and each index was $100 on September 30, 1991, and that all dividends were reinvested.
                                 -10-

-----------------------------------------------------------------------------
      COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
-----------------------------------------------------------------------------
           Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who beneficially own more than 10 percent of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10 percent shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

           Based solely on a review of the copies of such forms it has received and written representations provided to the Company by the above referenced persons, the Company believes that during the fiscal year ended September 30, 1996, all filing requirements applicable to its reporting officers, directors and greater than ten percent beneficial owners were properly and timely complied with, except that Messrs. Koetje, Olson, Sims, Donnell, Hulett, Mouw and Bolyard each filed a late statement of change in beneficial ownership on Form 4, Mr. Beeksma filed two late reports on Form 4 and Mr. Walden filed three late reports on Form 4.

-----------------------------------------------------------------------------
           TRANSACTIONS WITH MANAGEMENT
-----------------------------------------------------------------------------

           Federal regulations require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank is therefore prohibited from making any new loans or extensions of credit to the Bank's executive officers and directors at different rates or terms than those offered to the general public and has adopted a policy to this effect. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5 percent of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

-----------------------------------------------------------------------------
             PROPOSAL II -- RATIFICATION OF OUTSIDE DIRECTORS
                      STOCK OPTIONS-FOR-FEES PLAN
-----------------------------------------------------------------------------

           On November 19, 1996, the Board of Directors of the Company adopted, subject to stockholder approval, the InterWest Bancorp, Inc. 1996 Outside Directors Stock Options-for-Fees Plan (the "1996 Director Plan"). The Board of Directors believes that it will be advantageous to the Company and its stockholders to maintain a stock option program for those directors of the Company who are not also employees of the Company or of any subsidiary. The purpose of the 1996 Director Plan is to provide such directors with an increased incentive to make significant and extraordinary contributions to the long-term performance and growth of the Company and its subsidiaries, to join the interests of such directors with the interests of the Company's stockholders, and to facilitate attracting and retaining non-employee directors of exceptional ability.

           Under the 1996 Director Plan, options to purchase up to 25,000 shares of Common Stock of the Company may be granted to present and prospective directors of the Company. Subject to shareholder approval of the 1996 Director Plan, assuming that all directors elect to receive options in lieu of all cash compensation, options covering 4,000 shares of Common Stock would be granted, in the aggregate, to eligible directors in lieu of otherwise payable cash compensation during calendar year 1997.

           The full text of the 1996 Director Plan is set forth as Exhibit A to this Proxy Statement. The major features of the 1996 Director Plan are summarized below, but this summary is qualified in its entirety by reference to the actual text of the 1996 Director Plan.

           Description of the 1996 Director Plan. Each member of the Company's Board of Directors who is not an employee of the Company or any subsidiary of the Company may participate in the 1996 Director Plan. In connection with adoption of the 1996 Director Plan, the Board has fixed the regular retainer fee for directors at $8,000 per year over the five-year term of the plan. The plan provides that each eligible director may elect from among three options: (i) receive the $8,000 retainer in cash, payable quarterly, (ii) receive an option covering 250 shares of Common Stock and a $4,000 retainer in cash, payable quarterly, or (iii) receive an option covering 500 shares of Common Stock.

           Pursuant to director elections, which must be submitted by December 31 of each year during the term of the plan, directors will be granted options on the first business day of the calender year. All stock options awarded under the 1996 Director Plan will have an exercise price equal to 100 percent of the fair market value of the Common Stock on the date of grant. For purposes of the 1996 Director Plan, the "fair market value" of the Common Stock on any day is the closing price of the Common Stock on the Nasdaq Stock Market.

           Each option granted under the 1996 Director Plan will become exercisable on the first anniversary of the grant date. If a director leaves the Board prior to such date, all unexercisable options will be cancelled. Each option granted under the 1996 Director Plan has a five-year term. If a director terminates service, other than for cause, any options held by a director upon termination remain exercisable for a 90-day period. Notwithstanding the foregoing, if a director terminates as a result of reaching the Board's mandatory retirement age or, with Committee approval, for any other reason other than voluntary resignation or termination for cause, each option will remain exercisable for a three-year period.

           Administration. The 1996 Director Plan is administered by a Committee (the "Committee") appointed by the Board of Directors. Shares covered by canceled or expired options under the 1996 Director Plan are again available for option and sale thereunder. The plan authorizes the Committee to make appropriate adjustments to outstanding options in the event of a stock split, stock dividend or similar corporate event.

           Exercise of Stock Options. At the time of the exercise of any option granted pursuant to the 1996 Director Plan, the director must pay the full option price for all shares purchased in cash, or, with the consent of the Committee, in Common Stock. The plan also authorizes the "cashless exercise" of options in accordance with procedures established by the Committee.

           Sequential Exercise. Successive stock options may be granted to the same director whether or not any stock option previously granted to such director remains unexercised. An option may be exercised even though stock options previously granted to such director remain unexercised.

           Non-Transferability of Stock Options. Except to the extent authorized by the Committee, no stock option granted under the 1996 Director Plan may be transferred by a director other than by will or by the laws of descent and distribution, and such stock option is exercisable, during the lifetime of the director, only by the director.

           Amendment or Termination of the Plan. The Board of Directors may terminate or amend the 1996 Director Plan at any time, provided that no amendment may be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement.

           Unless sooner terminated by the Board of Directors, the 1996 Director Plan will terminate on November 19, 2001. The termination of the 1996 Director Plan will not affect the validity of any stock option outstanding on the date of termination.

           Federal Income Tax Consequences. All options granted under the 1996 Director Plan will be nonqualified stock options which are not intended to comply with the requirements of Section 422 of the Internal Revenue Code of 1986, as amended. A director who is granted a nonqualified option generally will not realize any taxable income upon the grant of the option. Upon exercise of the option, the amount by which the fair market value of the shares at the time of exercise exceeds the option price is treated as compensation (ordinary income) received by the director. The Company will ordinarily be entitled to a corresponding tax deduction at the time that the director realizes compensation income. Upon a subsequent disposition by sale of any of the shares acquired, the director recognizes a long-term or short-term capital gain or loss equal to the difference between any amount realized and the director's basis in the shares.

           Vote Required and Board of Directors' Recommendation. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE 1996 OUTSIDE DIRECTORS STOCK OPTIONS-FOR-FEES PLAN. The affirmative vote of a majority of the votes present in person or represented by proxy at the Annual Meeting will be required to approve the 1996 Outside Directors Stock Options-for-Fees Plan.
-----------------------------------------------------------------------------
                           AUDITORS
-----------------------------------------------------------------------------

           The Board of Directors has appointed Ernst & Young LLP, independent public accountants, to serve as the Company's auditors for the fiscal year ending September 30, 1997. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement if he or she so desires.

           The Company's former independent public accountants were dismissed by the Bank on February 21, 1995. The former accountants' report on the financial statements of the Bank for the past two years did not contain an adverse opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was recommended by the Bank's Audit Committee and approved by the Bank's Board of Directors. The Bank's Board of Directors approved the engagement of Ernst & Young LLP on February 21, 1995 and entered into an engagement letter with Ernst & Young LLP on March 20, 1995. In connection with the audits of the two most recent fiscal years and the subsequent first quarter of fiscal 1995 preceding the engagement of Ernst & Young LLP there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of the former accountants, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

-----------------------------------------------------------------------------
                          OTHER MATTERS
-----------------------------------------------------------------------------

           The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

-----------------------------------------------------------------------------
                       SHAREHOLDER PROPOSALS
-----------------------------------------------------------------------------

           In order to be eligible for inclusion in the proxy materials of the Company for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Company's main office at 275 Southeast Pioneer Way, Oak Harbor, Washington no later than August 19, 1997. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

           In addition, the Company's Bylaws provide that if a shareholder intends to nominate a candidate for election as a director, the shareholder must deliver written notice of his or her intention to the Secretary of the Company not less than thirty days nor more than sixty days prior to the date of a meeting of shareholders; provided, however, that if less than thirty-one days' notice of the meeting is given to shareholders, such written notice must be delivered to the Secretary of the Company not later than the close of the tenth day following the
                                  -13-
day on which notice of the meeting was mailed to shareholders. The notice must set forth (i) the name, age, business address and, if known, residence address of each nominee for election as a director, (ii) the principal occupation or employment of each nominee, (iii) the number of shares of stock of the corporation which are beneficially owned by each such nominee, (iv) such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee pursuant to the Exchange Act, including, without limitation, such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and (v) as to the shareholder giving such notice (a) his or her name and address as they appear on the Company's books and (b) the class and number of shares of the Company which are beneficially owned by such shareholder.

-----------------------------------------------------------------------------
                            MISCELLANEOUS
-----------------------------------------------------------------------------

           The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telecopier or telephone at their regular salary or hourly compensation.

           The Company's 1996 Annual Report to Shareholders has been mailed to all shareholders of record as of the close of business on December 5, 1996. Any shareholder who has not received a copy of such annual report may obtain a copy by writing to the Company. Such annual report is not to be treated as part of the proxy solicitation material or having been incorporated herein by reference.

           A copy of the Company's Form 10-K as filed with the Securities and Exchange Commission will be furnished without charge to shareholders of record as of December 5, 1996 upon written request to Margaret Mordhorst, Secretary, InterWest Bancorp, Inc., 275 Southeast Pioneer Way, Oak Harbor, Washington 98277.

                              BY ORDER OF THE BOARD OF DIRECTORS



                              MARGARET MORDHORST
                              SECRETARY

Oak Harbor, Washington
December 17, 1996
                                   -14-

                                                       Exhibit A

                         InterWest Bancorp, Inc.

              1996 Outside Directors Stock Options-for-Fees Plan


1. Purpose of Plan. The purpose of the Plan is to provide non-employee directors of the Corporation with an increased incentive to make significant and extraordinary contributions to the long-term performance and growth of the Corporation and its Affiliates, to join the interests of non-employee directors with the interests of the stockholders of the Corporation, and to facilitate attracting and retaining non-employee directors of exceptional ability.

2.  Definitions.  As used herein, the following definitions shall apply:

           "Affiliate" shall mean any corporation in which the Corporation owns, directly or indirectly, stock possessing more than fifty percent of the combined voting power of all classes of stock.

           "Board of Directors" shall mean the board of directors of the Corporation.

           "Committee" shall mean a committee of the Board of Directors designated by the Board to administer the Plan.

           "Common Stock" shall mean the common stock, $.20 par value per share, of the Corporation.

           "Corporation" shall mean InterWest Bancorp, Inc., a Washington corporation, or any successor thereof.

           "Director Notice" shall mean a written notice setting forth the Participant's election under Section 4(b) of the Plan and delivered by a Participant to the Corporation prior to the first day of the calendar year, to be effective for such year or years as are specified in such notice. A Director Notice shall be irrevocable for the current calendar year but may be modified by a Participant with respect to a future year(s).

           "Fair Market Value" shall mean, as of any date, the closing price of the Corporation's Common Stock on the Nasdaq National Market System. If the Common Stock is not traded on a national securities exchange or quoted on the Nasdaq Stock Market, and there are not at least two brokerage companies reporting a bid price per share on the Option Grant Date, then the Fair Market Value shall be that value determined in good faith by the Committee in such manner as it deems appropriate.

           "Nonqualified Option" shall mean an option to purchase Common Stock which meets the requirements set forth in the Plan but does not meet the definition of an incentive stock option set forth in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

           "Option Grant Date" shall mean the first business day of each calendar year following the effective date of the Plan.

           "Option Price" shall mean the price at which a Nonqualified Option may be exercised which shall be the Fair Market Value on the Option Grant Date of such Nonqualified Option.

           "Participant" shall mean a member of the Board of Directors who is not an employee of the Corporation or an Affiliate.

           "Plan" shall mean this InterWest Bancorp, Inc. 1996 Outside Directors Stock Options-for-Fees Plan.

           "Total Director Fees" shall mean, with respect to any calendar year, $8,000, as the retainer fee payable to an outside Director for service on the Board of Directors of the Corporation.

3. Administration. The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee is authorized to interpret the Plan, to promulgate, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for its administration. Interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive. Acts approved by a majority of the members present at any meeting at which a quorum is present, or acts unanimously approved in writing by the Committee, shall be the acts of the Committee.

4.  Annual Grants.

           (a) Each Participant shall deliver a Director Notice to the Corporation on or before the date specified in the Plan. During the term of this Plan, on the first business day of each calendar year following the effective date of the Plan, each Participant shall receive a Nonqualified Option to the extent of the Participant's election in his or her Director Notice in effect for such year. The option exercise price for each such Nonqualified Option shall be the Option Price. If, with respect to any calendar year, a Director Notice is not received from a Participant, the Participant's Total Director Fees shall be payable in cash.

           (b) Each Participant may specify one of the following elections in a Director Notice:

              (i)    Option 1.    Receive Total Director Fees in cash,
                                  payable quarterly;

             (ii)    Option 2.    Receive a Nonqualified Option covering two
                                  hundred fifty (250) shares of Common Stock and one-half of Total Director Fees in cash, payable quarterly, or

            (iii)    Option 3.    Receive a Nonqualified Option covering five
                                  hundred (500) shares of Common Stock.

5. Vesting. Each Nonqualified Option issued pursuant to this Plan shall be conditioned on the Participant continuing to serve as a member of the Board for a period of one (1) year following the Option Grant Date. The Nonqualified Option may not be exercised during said one (1) year period. If a Participant ceases to be a member of the Board prior to the expiration of the one (1) year period, all unexercisable Nonqualified Options held by the Participant shall be cancelled as of the Participant's last day of service.

6. Indemnification of Committee Members. In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member has acted in bad faith; provided, however, that within sixty (60) days after receipt of notice of institution of any such action, suit or proceeding a Committee member shall offer the Corporation in writing the opportunity, at its own cost, to handle and defend the same.

7. Maximum Number of Shares Subject to Plan. The maximum number of shares with respect to which stock options may be granted under the Plan shall be 25,000 shares in the aggregate of Common Stock of the Corporation, which may consist in whole or in part of the authorized and unissued or reacquired Common Stock of the Corporation. If a stock option expires or terminates for any reason without having been fully exercised, the number of shares with respect to which the stock option was not exercised at the time of its expiration or termination shall again become available for the grant of stock options under the Plan, unless the Plan shall have been terminated.

           The number of shares subject to each outstanding stock option, the option price with respect to outstanding stock options, and the aggregate number of shares remaining available under the Plan shall be subject to such adjustment as the Committee, in its discretion, deems appropriate to reflect such events as stock dividends, stock splits, recapitalization, mergers, consolidations or reorganizations of or by the Corporation; provided, however, that no fractional shares shall be issued pursuant to the Plan, no rights may be granted under the Plan with respect to fractional shares, and any fractional shares resulting from such adjustments shall be eliminated from any outstanding stock option.

8. Written Agreement. Each stock option shall be evidenced by a written agreement and shall contain such provisions as may be approved by the Committee. Such agreements shall constitute binding contracts between the Corporation and the Participant, and every Participant, upon acceptance of such agreement, shall be bound by the terms and restrictions of the Plan and of such agreement. The terms of each such agreement shall be in accordance with the Plan, but the agreements may include such additional provisions and restrictions determined by the Committee, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan.

9. Payment of Stock Option Price. To exercise in whole or in part any stock option granted hereunder, payment of the option price in full in cash shall be made by the Participant for all shares so purchased. No Participant shall have any of the rights of a stockholder of the Corporation under any stock option until the actual issuance of shares to said Participant, and prior to such issuance no adjustment shall be made for dividends, distributions or other rights in respect of such shares, except as provided in Paragraph 7.

10. Exercise of Stock Options. A Participant may exercise a stock option, in whole or in part, by delivery to the Corporation of written notice of the exercise, in such form as the Committee may prescribe, accompanied by (i) full payment for the shares with respect to which the stock option is exercised, in cash, or (ii) in the sole discretion of the Committee, irrevocable instructions to a stock broker to promptly deliver to the Corporation full payment for the shares with respect to which the stock option is exercised from the proceeds of the stock broker's sale of or loan against the shares. Successive stock options may be granted to the same Participant, whether or not the stock option(s) previously granted to such Participant remain unexercised. A Participant may exercise a stock option, if then exercisable, notwithstanding that stock options previously granted to such Participant remain unexercised.

11. Nontransferability of Stock Options. Except to the extent authorized by the Committee, no stock option granted under the Plan to a Participant shall be transferable by such Participant otherwise than by will, or by the laws of descent and distribution, and stock options shall be exercisable, during the lifetime of the Participant, only by the Participant.

12. Term of Stock Options. If not sooner terminated, each stock option granted hereunder shall expire upon the earlier to occur of the date five (5) years from Option Grant Date or the date ninety (90) days (three (3) years in the event a
                          A-3
director attains the Board's mandatory retirement age or, with Committee approval, upon termination of service for any other reason, other than voluntary resignation or termination for cause) following the date upon which the Participant ceases to be a member of the Board of Directors. Notwithstanding the foregoing, all outstanding options held by a Participant shall expire immediately upon the Participant's termination for cause. For purposes of this plan, "termination for cause" shall mean termination because of a Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or willful violation of any law, rule, or regulation (other than traffic violations or similar offenses).

13. Investment Purpose. If the Committee in its discretion determines that as a matter of law such procedure is or may be desirable, it may require a Participant, upon any acquisition of stock hereunder and as a condition to the Corporation's obligation to deliver certificates representing such shares, to execute and deliver to the Corporation a written statement, in form satisfactory to the Committee, representing and warranting that the Participant's acquisition of shares of stock shall be for such person's own account, for investment and not with a view to the resale or distribution thereof and that any subsequent offer for sale or sale of any such shares shall be made either pursuant to (a) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with respect to the shares being offered and sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Participant shall, prior to any offer for sale or sale of such shares, obtain either the Corporation's approval or a favorable written opinion from counsel for or approved by the Corporation as to the availability of such exemption. The Corporation may endorse an appropriate legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Participant under this Plan.

14. No Right to Continued Service as a Director. Nothing contained in the Plan or in any stock option granted pursuant to the Plan, nor any action taken by the Committee hereunder, shall confer upon any Participant any right with respect to continuation of service as a director of the Corporation or an Affiliate nor interfere in any way with the right of the Corporation, any Affiliate, or their stockholders to terminate such Participant's service as a director at any time.

15. Withholding Payments. If upon the exercise of an option there shall be payable by the Corporation any amount for income tax withholding, then in the Committee's sole discretion, either the Corporation shall appropriately reduce the amount of stock to be paid to the Participant or the Participant shall pay such amount to the Corporation to reimburse it for such income tax withholding. The Committee may, in its sole discretion permit Participants to satisfy such withholding obligations, in whole or in part, by electing to have the amount of Common Stock delivered or deliverable upon exercise of a stock option appropriately reduced, or by electing to tender Common Stock back to the Corporation subsequent to exercise of a stock option, to reimburse the Corporation for such income tax withholding, subject to such rules and regulations as the Committee may adopt. The Committee may make such other arrangements with respect to income tax withholding as it shall determine.

16. Effectiveness of Plan. The Plan shall be effective on the date the Board of Directors adopts the Plan, provided that the stockholders of the Corporation approve the Plan within twelve (12) months of its adoption by the Board of Directors. Stock options may be granted prior to stockholder approval of the Plan, but all such stock option grants shall be subject to stockholder approval of the Plan. No stock option may be exercised prior to stockholder approval. If the stockholders of the Corporation do not approve the Plan within twelve (12) months of its adoption by the Board of Directors, each Participant shall be entitled to receive in cash all director fees previously applied toward the grant of Nonqualified Options hereunder.

                          A-4

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17.  Termination, Duration, and Amendment of Plan.

           (a) The Plan may be terminated at any time by the Board of Directors of the Corporation. Unless sooner terminated, the Plan shall terminate on the date five (5) years after its adoption by the Board of Directors, and no stock options may be granted thereafter. The termination of the Plan shall not affect the validity of any stock option outstanding on the date of termination.

           (b) The Board of Directors may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement.

18. Rule 16b-3 Compliance. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable terms and conditions of Rule 16b-3 and any successor provisions. To the extent that any provision of the Plan or action by the Committee or the Board of Directors fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

19. Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Washington, without giving effect to the choice of law principles thereof.

                                A-5

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                        REVOCABLE PROXY
                    INTERWEST BANCORP, INC.

              ANNUAL MEETING OF SHAREHOLDERS
                     January 21, 1997

           The undersigned hereby appoints Directors Koetje, Sims and Walden of the Board of Directors of InterWest Bancorp, Inc. (the "Company") with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Elks Club, 155 Northeast Ernst Street, Oak Harbor, Washington, on Tuesday, January 21, 1997, at 2:00 p.m., local time, and at any and all adjournments thereof, as follows:




                                               VOTE     WITHHELD
1.  The election as director of the nominees  -------   --------
    listed below (except as marked to the        [ ]       [ ]
    contrary below).

     Barney R. Beeksma
     Gary M. Bolyard
     Larry Carlson
     C. Stephen Lewis
     Russell E. Olson

     INSTRUCTIONS:  To withhold your vote
     for any individual nominee, write the
     nominee's name on the line below.

     _________________________________

                                        VOTE     AGAINST  ABSTAIN
2.   To approve the adoption of the     -----    -------  -------
     Company's 1996 Outside Directors    [ ]       [ ]      [ ]
     Stock Options-for-Fees Plan.

3. To consider and act upon such other matters as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors recommends a vote "FOR" the listed propositions.

This proxy also provides voting instructions to the Trustees of InterWest Bank's Employee Stock Ownership Plan for participants with shares allocated to their accounts.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE BOARD OF DIRECTORS IN ITS BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO APPROVAL OF THE MINUTES OF THE PRIOR MEETING OF SHAREHOLDERS, THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, AND MATTERS INCIDENT TO THE CONDUCT OF THE 1997 ANNUAL MEETING.

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        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

           Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

           The undersigned acknowledges receipt from the Company prior to the execution of this proxy of Notice of Annual Meeting of Shareholders, a proxy statement dated December 17, 1996 and an Annual Report to Shareholders.


Dated: ___________________, 199_




_________________________             __________________________
PRINT NAME OF SHAREHOLDER              PRINT NAME OF SHAREHOLDER


________________________              _________________________
SIGNATURE OF SHAREHOLDER               SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

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